SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 3, 2009

INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)

1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       Retirement of Board Member.

           The Board of Directors of Ingram Micro Inc. (“Ingram Micro”) has accepted Martha R. Ingram’s request to retire as a member of Ingram Micro’s Board and its committees effective June 3, 2009, and has, in recognition of her long-term service to Ingram Micro, including as a founding Board member since May 1996 and Chairman of the Board from May to August 1996, awarded her the title of Chair-Emerita of Ingram Micro.

Item 8.01	Other Events.

Ingram Micro’s Board of Directors approved amendment of one element of the Human Resources Committee charter to reflect that the Human Resources Committee “reviews and approves” all stock related compensation plans rather “administers” them.  A copy of the amended charter is attached under Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Amended Human Resources Committee Charter, dated June 3, 2009.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934,  the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.
By:	/s/ Larry C. Boyd
Name:	Larry C. Boyd
Title:	Senior Vice President, Secretary and General Counsel

Date:   June 3, 2009

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